UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2018

RESHAPE LIFESCIENCES INC.

(Exact name of registrant as specified in its charter)

Delaware	1-33818	48-1293684
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1001 Calle Amanecer San Clemente, CA	92673
(Address of principal executive offices)	(Zip Code)

(949) 429-6680

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01                                        Entry Into a Material Definitive Agreement.

On December 17, 2018, ReShape Lifesciences Inc. (the “Company”) entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Apollo Endosurgery, Inc. (“Apollo”) pursuant to which the Company acquired from Apollo substantially all of the assets exclusively related to Apollo’s Lap-Band product line and Apollo acquired from the Company substantially all of the assets exclusively related to the Company’s ReShape Balloon product line. In addition, the Company agreed to pay Apollo $17 million in cash, of which $10 million was paid at the closing of the transaction, $2 million is payable on the first anniversary of the closing date, $2 million is payable on the second anniversary of the closing date, and $3 million is payable on the third anniversary of the closing date. The Lap-Band system is designed to provide minimally invasive long-term treatment of severe obesity and is an alternative to more invasive surgical stapling procedures such as the gastric bypass or sleeve gastrectomy.

The Company and Apollo have made customary representations, warranties, covenants and indemnities in the Purchase Agreement. Subject to certain limitations, each of the Company and Apollo have agreed to indemnify the other party for certain matters, including breaches of representations, warranties and covenants in the Purchase Agreement.

In connection with the Purchase Agreement, the Company and Apollo entered into a Security Agreement pursuant to which the Company granted to Apollo a security interest in substantially all of the assets of the Company as security for the Company’s obligations under the Purchase Agreement, including its obligation to pay the cash purchase price. The security interest will be terminated upon the earlier of the date the Company pays the cash purchase price to Apollo in full or completes an equity financing raising gross proceeds of at least $15 million.

In addition, the Company and Apollo have entered into a transition services agreement, supply agreement and distribution agreement pursuant to which, among other things, Apollo will manufacture the Lap-Band product for the Company for up two years and Apollo will serve as the Company’s distributor of the Lap-Band product outside of the United States for up to one year.

The foregoing description of the Purchase Agreement and Security Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Purchase Agreement and Security Agreement, which are filed as Exhibit 2.1 and Exhibit 10.1, respectively, to this report and are incorporated herein by reference. The Purchase Agreement and related description are intended to provide you with information regarding the terms of the Purchase Agreement and are not intended to modify or supplement any factual disclosures about the Company in its reports filed with the Securities and Exchange Commission (the “SEC”). In particular, the Purchase Agreement and related description are not intended to be, and should not be relied upon as, disclosures regarding any facts and circumstances relating to the Company. The representations and warranties also may be subject to a contractual standard of materiality different from those generally applicable under the securities laws. Stockholders of the Company are not third-party beneficiaries under the Purchase Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, Apollo or any of their respective assets, subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement.

Item 2.01                                           Completion of Acquisition or Disposition of Assets.

The information contained in Item 1.01 is incorporated herein by reference. The transactions contemplated by the Purchase Agreement described in Item 1.01 above were completed on December 17, 2018.

Item 2.03                                           Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 is incorporated herein by reference.

Item 7.01                                           Regulation FD Disclosure.

On December 18, 2018, the Company announced the transaction described in Item 1.01 above. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

The information contained in this Item 7.01 and Exhibit 99.1 to this report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any filings made by the Company under the Securities Act or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 9.01                                           Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired.

Any financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment within 71 calendar days after the date upon which this current report on Form 8-K must be filed.

(b)  Pro Forma Financial Information.

Any pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by amendment within 71 calendar days after the date upon which this current report on Form 8-K must be filed.

(c)  Shell Company Information.

Not applicable.

(d)  Exhibits.

Exhibit No.	Description
2.1	Asset Purchase Agreement, dated December 17, 2018, by and between ReShape Lifesciences Inc. and Apollo Endosurgery, Inc.* (filed herewith)

10.1	Security Agreement, dated December 17, 2018, by and between ReShape Lifesciences Inc. and Apollo Endosurgery, Inc. (filed herewith)

99.1	Press Release dated December 18, 2018 issued by ReShape Lifesciences Inc. (furnished herewith)

*Pursuant to Item 601(b)(2) of Regulation S-K, the schedules to the Purchase Agreement (identified therein) have been omitted from this report and will be furnished supplementally to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESHAPE LIFESCIENCES INC.

	By:	/s/ Scott P. Youngstrom
Scott P. Youngstrom
Chief Financial Officer

Dated: December 19, 2018